Additional Security Agreement


     This Additional Security Agreement ("Agreement") is entered into on this 1st day of December 2002 between Aura Systems, Inc., a Delaware corporation ("Aura") and Purchaser (as defined in the Agreement for Sale and Leaseback described below), with regard to the following:

                                    RECITALS


     A. In accordance with that certain Agreement for Sale and Leaseback dated as of December 1, 2002, by and between Aura and Purchaser, to which a copy of this Agreement is attached, Aura has agreed to lease from Aura Realty, Inc., a Delaware corporation ("Aura Realty"), and Aura Realty has agreed to lease to Aura those certain real properties commonly known as 2335 Alaska Avenue and 2330 Utah Avenue, in El Segundo, California, by and pursuant to that certain lease agreement dated as of December 1, 2002 (the "Lease"). Capitalized terms used and not otherwise defined herein shall have the same meanings given such terms in the Agreement for Sale and Leaseback.

     B. Purchaser desires additional security from Aura to secure performance of Aura's obligations under the Lease and, in the event that LaSalle does not consent to the transfer of the Stock, performance of Aura's obligations under the Agreement for Sale and Leaseback.

     C. Aura is willing to assign as additional security for Aura's performance of its obligations under the Lease and, in the event that LaSalle does not consent to the transfer of the Stock, Aura's performance of its obligations under the Agreement for Sale and Leaseback, its interest in that certain Asset Purchase Agreement by and among Aura Ceramics, Inc., Aura Systems, Inc. and Alpha Ceramics, Inc. ("Alpha") dated as of February 29, 2000 (as amended from time to time, the "Alpha Agreement").

     NOW, THEREFORE, in consideration of the Recitals and the mutual covenants, conditions and agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties covenant, warrant, represent and agree as follows:

     1. Representations and Warranties of Aura. Aura makes the following representations, warranties and agreements each as of the this date unless otherwise specified by the terms hereof, all of which shall survive the execution and delivery of this Agreement.

          A. Aura is a corporation duly incorporated validly existing and in good standing under the laws of the State of Delaware with the requisite corporate power and authority to own and use its properties and assets and to transact the business in which it is engaged.

          B. Aura is the sole and exclusive owner of all of the payment and monies due from Alpha under the Alpha Agreement. There are no outstanding rights, rights to acquire, calls, pledges, liens or commitments of any character whatsoever relating to or giving any person or entity any right to the payments and monies due to Aura under the Alpha Agreement. Until such time as Aura has transferred all of the Stock to Purchaser, Aura shall not transfer any of its rights in the Alpha Agreement.

          C. To the best of Aura's knowledge, Alpha has not filed for bankruptcy protection and Aura has no knowledge that Alpha has any intention to file for bankruptcy. To the best of Aura's knowledge, no default currently exists under the Alpha Agreement and Aura has no knowledge of any adverse financial or other conditions at Alpha that may result in delays or nonperformance on the Alpha Agreement.

          D. Pursuant to the terms of the Alpha Agreement, Alpha is obligated to pay Aura $2,700,000.00.

     2. Representations and Warranties of Purchaser. Purchaser makes the following representations, warranties and agreements each as of the this date unless otherwise specified by the terms hereof, all of which shall survive the execution and delivery of this Agreement.]

          A. Purchaser is in receipt of a copy of the Alpha Agreement.

          B. Purchaser is in receipt of and has reviewed the scheduled payments and outstanding balance as of December 1, 2002 due and payable by Alpha under the Alpha Agreement.

     3. Additional Security.


          A. Subject to Aura's rights under Section 3.D below, Aura hereby unconditionally assigns its interest in the Alpha Agreement to Purchaser as additional security for: (i) performance of Aura's obligations under the Lease; (ii) in the event that LaSalle does not consent to the transfer of the Stock, performance of Aura's obligation to (a) make payments under the Secured Loan when due and payable, (b) make the $30,332 monthly payments pursuant to Section 1.4 of the Agreement for Sale and Leaseback and (c) repay the loan evidenced by the Aura Note; and (iii) in the event that LaSalle does not consent to the transfer of the Stock, performance of Aura's obligation to transfer the remaining balance of the shares of the Stock to Purchaser on the date of the Second Closing, at which time this Agreement shall secure performance of Aura's obligations under the Lease. Aura further agrees that Purchaser may file a UCC-1 Financing Statement to perfect its security interest in the Alpha Agreement.

          B. An "Event of Default" shall mean (i) the failure of Aura to pay the full rent under the Lease when due and payable in accordance with the terms of the Lease including applicable notice and cure periods, (ii) in the event that LaSalle does not consent to the transfer of the Stock, the failure of Aura to make a payment under the Secured Loan when due and payable by Aura in accordance with the terms of the Secured Loan and the Agreement for Sale and Leaseback including applicable notice and cure periods, (iii) in the event that LaSalle does not consent to the transfer of the Stock, the failure of Aura to make a $30,332 monthly payment pursuant to Section 1.4 of the Agreement for Sale and Leaseback when due and payable in accordance with the terms of the Agreement for Sale and Leaseback including applicable notice and cure periods, (iv) in the event that LaSalle does not consent to the transfer of the Stock, the failure of Aura to make a payment under the Aura Note when due and payable in accordance with the terms of the Aura Note including applicable notice and cure periods and (v) the failure of LaSalle to consent to the transfer of the Stock, unless Aura transfers the remaining balance of the shares of the Stock to Purchaser on the date of the Second Closing in accordance with the terms of the Agreement for Sale and Leaseback. Notice of an Event of Default will be given if any payment or Stock transfer obligation is not satisfied by the tenth (10th) day after such obligation is due. Any partial payment or Stock transfer will be deemed an acceptance on account only, and the failure to satisfy the entire obligation due prior to such tenth (10th) day shall be and continue to be an Event of Default.

          C. Upon the occurrence and during the continuation of an Event of Default, Aura's right to receive the payments due and payable by Alpha under the Alpha Agreement will be assigned, conveyed and transferred to Purchaser, and all additional payments from Alpha will be paid directly to Purchaser in accordance with the attached Appendix A - "Assignment of Payments" and credited by Purchaser against Aura's rent payment obligations due under the Lease. If Neal Meehan ceases to act as CEO of Aura, Aura will deliver to Purchaser a replacement letter otherwise in the form of Appendix A - "Assignment of Payments" duly executed by the then acting CEO of Aura. Notwithstanding anything to the contrary contained in this Agreement, Aura shall have the right to enforce all of its rights and interests under the Alpha Agreement and, unless and until an Event of Default has occurred and is continuing, directly receive and collect all monthly payments due and payable to Aura thereunder.

          D. Pursuant to Section 1.4 of the Agreement for Sale and Leaseback, after the transfer of 100% of the Stock to Purchaser, Aura shall have the right to substitute $670,000 in cash as the additional security (the "Substitute Additional Security") in lieu of the security interest in the Alpha Agreement granted hereunder and receive a termination and release of the security interest in the Alpha Agreement. If, after the transfer of 100% of the Stock to Purchaser, (i) Aura has substituted $670,000 in cash as the Substitute Additional Security and (ii) Aura has reported two (2) consecutive quarters with breakeven cash flow from Aura's operations as reported on its form 10Q or 10K filed with the SEC, the Substitute Additional Security shall be reduced to $270,000 and Purchaser shall release $400,000 of the Substitute Additional Security to Aura within five
     (5) business days after written notice thereof to and confirmation by Purchaser. If Aura reports three (3) consecutive quarters with breakeven cash flow from Aura's operations as reported on its form 10Q or 10K filed with the SEC, the Substitute Additional Security shall be further reduced from $270,000 to $100,000 and Purchaser shall release an additional $170,000 of the Substitute Additional Security to Aura within five (5) business days after written notice thereof to and confirmation by Purchaser. If Aura reports net positive cash flow from Aura's operations as reported on its form 10K filed with the SEC in total for any four (4) rolling quarters, the Alpha Assignment shall be terminated or the Substitute Additional Security shall be reduced to $0 and Purchaser shall release all of the Substitute Additional Security to Aura, as the case may be, within five (5) business days after written notice thereof to and confirmation by Purchaser. If Aura satisfies the foregoing, Purchaser shall release its security interest in the Alpha Agreement and file a termination of any UCC-1 Financing Statement filed in connection therewith.

     4.  Entire  Agreement.   This  Agreement,   together  contains  the  entire
understanding of the parties with respect to the subject matter hereof.

     5. Notices. Any and all notices or communications required or permitted hereunder shall be in writing and shall be deemed given and effected if by facsimile or personal delivery, on the date of transmission and if by mail, on the third day after the postmark date. The addresses for such communications shall be:

                  If to Aura:               Aura Systems, Inc.
                                            2335 Alaska Avenue
                                            El Segundo, CA 90245
                                            Attn:  Michael Froch
                                            Facsimile No.: (310) 643-8719

                  If to Purchaser:          c/o Aries Group Ltd.
                         12100 Wilshire Blvd., Suite 705
                                            Los Angeles, CA 90025
                                            Attn: Noy Hayun
                                            Facsimile No.: (310) 820-4118

     6. Headings Descriptive. The headings herein are for convenience only and do not constitute a party of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     7. Governing Law. This Agreement, and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of California.

     8. Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.



   AURA:

                  AURA SYSTEMS, INC., a Delaware corporation


                  By:  /s/ Neal F. Meehan
                       ---------------------------------------------------------
                  Name:  Neal F. Meehan
                  Title:  CEO and Chairman of the Board of Directors




PURCHASER:
                  /s/ Zvi Kurtzman
                  -------------------------------------
                  Zvi Kurtzman, attorney-in-fact for the individuals listed on
                  Schedule 1 of the Agreement for Sale and Leaseback

                  /s/ Noy Hayun
                  -------------------------------------
                  Noy Hayun, attorney-in-fact for the individuals listed on
                  Schedule 2 of the Agreement for Sale and Leaseback

                                   Appendix A
                                   Appendix A

                             Assignment of Payments


__________________, 2002

Via Facsimile

James E. Sloane
Alpha Ceramics, Inc
5121 Winnetka Avenue N
Minneapolis, MN  55428

Re:  Asset Purchase Agreement

Dear Mr. Sloane:

Reference is made to that certain Asset Purchase Agreement (the "Agreement") dated as of February 29, 2000, between Alpha Ceramics, Inc., as Buyer, Aura Ceramics Inc., as Seller, and Aura Systems, Inc. ("Aura"), as Stockholder. Until further notice, effective immediately upon your receipt of this letter, please send all future payments due under the Agreement made payable to:

                                Aries Group Ltd.
                       12100 Wilshire Boulevard, Suite 705
                          Los Angeles, California 90025

Thank you for your cooperation and please call me if you have any questions.

Best regards,



Neal F. Meehan, CEO